SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 1998
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-3)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.



                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-3
                 ----------------------------------------------

                                  May 28, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On May 28, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before May 1, 1998) as of May 1, 1998 of $229,663,283.58. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $11,483,164.18. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of May 1, 1998 was 663. The weighted average Note Rate of the Mortgage Loans as of May 1, 1998 was 7.354%. The weighted average remaining term to stated maturity of the Mortgage Loans as of May 1, 1998 was 355.61 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to May 1, 1995 or after May 1, 1998.

      None of the Mortgage Loans has a scheduled maturity later than May 1, 2028. Each Mortgage Loan has an original principal balance of not less than $32,700 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $12,688,262 as of May 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of May 1, 1998 was 70.1%. No more than $2,485,987 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the

      Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1%(2) of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting

------------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated May 22, 1998 and the Prospectus, dated May 22, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-3.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.


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

policies. No more than 74% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $12,163,146.28 and $217,500,137.30, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.810% and 7.385%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.67 months and 355.44 months, respectively.

      The Special Hazard Loss Amount as of May 1, 1998 was $2,485,986.78.

      The Fraud Loss Amount as of May 1, 1998 was $2,296,632.84.

      The Bankruptcy Loss Amount as of May 1, 1998 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of May 1, 1998 was $220,476,751.31.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of May 1, 1998 was $4,248,770.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of May 1, 1998 was $1,837,306.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of May 1, 1998 was $1,033,484.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of May 1, 1998 was $918,653.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of May 1, 1998 was $459,326.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of May 1, 1998 was $688,993.27.

      The Subordinated CitiCertificate Percentage is 4.000000403547%.*

      The Class M Subordination Percentage is 2.150000728471%.*

      The Class B-1 Subordination Percentage is 1.350000845442%.*

      The Class B-2 Subordination Percentage is 0.900001183376%.*

      The Class B-3 Subordination Percentage is 0.500001241862%.*

      The Class B-4 Subordination Percentage is 0.300001488815%.*

_________________
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.


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

      The following tables set forth information regarding the Mortgage Loans as of May 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   -----                    --------------------

1995                                  7                          $    2,048,810
1996                                  9                               2,948,842
1997                                 21                               5,911,761
1998                                626                             218,753,871
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------

Detached houses                     610                          $  211,906,168
Multi-family Dwellings*               8                               3,345,841
Townhouses                            8                               2,394,996
Condominium Units (one
to four stories high)                17                               5,780,618
Condominium Units (over
four stories high)                    6                               2,366,043
Cooperative Units                    14                               3,869,618
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------
1-family                            655                          $  226,317,443
2-family                              6                               2,559,008
3-family                              2                                 786,833
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============

------------
* Multi-family dwellings are 2-family, 3-family and 4-family


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

                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
--------------------              -----                    --------------------

$149,999 and under                    7                          $      706,567
$150,000 through $199,999             2                                 373,782
$200,000 through $249,999            79                              19,079,410
$250,000 through $299,999           225                              61,904,580
$300,000 through $349,999           112                              36,584,026
$350,000 through $399,999            85                              31,731,720
$400,000 through $449,999            51                              21,515,254
$450,000 through $499,999            36                              17,230,153
$500,000 through $549,999            18                               9,452,553
$550,000 through $599,999            26                              15,071,648
$600,000 through $649,999             8                               5,049,859
$650,000 through $699,999             6                               4,176,733
$700,000 through $749,999             2                               1,447,759
$750,000 through $799,999             1                                 774,815
$800,000 through $849,999             1                                 845,307
$850,000 through $899,999             2                               1,732,350
$900,000 through $949,999             0                                       0
$950,000 through $999,999             2                               1,986,768
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============


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

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
---------                         -----                    --------------------

6.25% - 6.50%                         1                          $      439,583
6.51% - 7.00%                        80                              28,699,593
7.01% - 7.50%                       470                             164,385,270
7.51% - 8.00%                       107                              34,445,683
8.01% - 8.50%                         5                               1,693,155
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============


      DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-to-Value Ratio               Loans                    Balances Outstanding
-------------------               -----                    --------------------

65.00% and Below                    162                          $   62,461,689
65.01% - 75.00%                     210                              72,691,735
75.01% - 80.00%                     248                              81,821,599
80.01% - 85.00%                      12                               3,577,309
85.01% - 90.00%                      30                               8,852,749
90.01% - 95.00%                       1                                 258,203
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             -----                    --------------------

Alabama                               5                          $    1,994,107
Arizona                               4                               1,322,809
Arkansas                              2                                 684,466
California                          306                             110,297,523
Colorado                              6                               2,675,846
Connecticut                          28                               9,274,045
District of Columbia                  7                               2,002,840
Florida                              10                               3,386,578
Georgia                              22                               7,223,122
Hawaii                                1                                 494,341
Illinois                             13                               5,186,434
Indiana                               1                                 281,791
Iowa                                  2                                 613,815
Kansas                                1                                 274,746
Maryland                             28                               8,958,858
Massachusetts                        12                               4,538,007
Michigan                              3                                 807,228
Minnesota                             1                                 365,298
Mississippi                           2                                 473,785
Missouri                              2                                 548,177
Nevada                                5                               1,355,511
New Jersey                           34                              10,429,636
New Mexico                            8                               2,787,592
New York                             75                              26,183,393
North Carolina                       21                               6,653,647
Ohio                                  4                               1,440,917
Oregon                                4                               1,317,719
Pennsylvania                          2                                 646,096
Rhode Island                          1                                 363,984
South Carolina                        9                               2,924,292
Tennessee                             2                                 618,252
Texas                                 6                               1,799,833
Utah                                  2                                 532,596
Virginia                             33                              10,962,785
Wisconsin                             1                                 243,215
                                    ---                          --------------
Total                               663                          $  229,663,284
                                    ===                          ==============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITICORP MORTGAGE SECURITIES, INC.
                                             (Registrant)

                                             By: /s/ John H. Outland
                                                 ------------------------------
                                                     John H. Outland
                                                     Senior Vice President


Dated: May 28, 1998


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